UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2006

TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

493 Nixon Road Cheswick, Pennsylvania		15024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (412) 820-1400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02          Results of Operations and Financial Condition

          In a press release dated April 26, 2006, the Company announced its results of operations for the fiscal quarter ended April 1, 2006.  A copy of the press release is set forth in Exhibit 99.1 hereto and incorporated herein by reference.

          The information in this Item 2.02 and the attached Exhibit 99.1 shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.          Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description of Exhibit

99.1	Tollgrade Communications, Inc. Press Release dated April 26, 2006, announcing results of operations for the fiscal quarter ended April 1, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.

Dated: April 26, 2006	By:	/s/ Sara M. Antol

Sara M. Antol
General Counsel & Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Tollgrade Communications, Inc. Press Release dated April 26, 2006, announcing results of operations for the fiscal quarter ended April 1, 2006.